Investments - Portfolio composition (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Investments [Abstract]
Fixed income securities, at fair value	$ 17,937	$ 23,907
Mortgage loans, net	2,951	3,359
Equity securities, at fair value	11	1,536
Limited partnership interests	1,348	3,065
Short-term investments, at fair value	1,035	974
Policy loans	525	582
Other, net	1,382	1,375
Total investments	$ 25,189	$ 34,798